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                                                                   EXHIBIT 10.32



                               SIXTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June 30, 2000, is entered into among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), and Oakhurst Company, Inc., a Delaware corporation ("Oakhurst"), Steel City Products, Inc., a Delaware corporation ("SCPI"), Dowling's Fleet Service Co., Inc., a New York corporation ("DFS"), Oakhurst Management Corporation, a Texas corporation ("OMC"), Oakhurst Holdings, Inc., a Delaware corporation ("OH"), and G & 0 Sales Company, a Pennsylvania corporation ("G&O"), jointly and severally (individually, a "Borrower" and collectively "Borrowers").

                                    RECITALS

         A. Borrowers and FINOVA have previously entered into that certain Loan and Security Agreement dated as of March 28, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of June, 1996, that certain Second Amendment to Loan and Security Agreement effective as of June 1, 1997, that certain Third Amendment to Loan and Security Agreement effective as of October 31, 1997, that certain Fourth Amendment to Loan and Security Agreement effective as of December 29, 1998, and that certain Fifth Amendment to Loan and Security Agreement effective as of March 29, 1999 (collectively, the "Loan Agreement"), pursuant to which FINOVA has made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Oakhurst, DFS, A.C.F. Imports, Inc., a New York corporation ("ACF") and A.C.F. Acquisition, Inc., a New York corporation, have entered into that certain Merger Agreement dated as of June 30, 2000 (the "Acquisition Agreement") pursuant to which ACF has agreed (subject to the terms and conditions set forth therein) to acquire all of the outstanding capital stock of DFS in consideration of (among other things) payment of all sums owing to FINOVA on account of its Revolving Loans to DFS.

         C. Pending the closing of the Acquisition Agreement, ACF desires to convert approximately $250,000 of its accounts receivable from DFS into subordinated debt and to advance up to $500,000 to DFS as subordinated debt for additional working capital, and to obtain a security interest in the personal property of DFS (as collateral security for all sums owing by DFS to ACF) subject and subordinate to the security interest of FINOVA therein.

         D. The following Event of Default has occurred and is continuing under the Loan Agreement: DFS has failed to maintain Tangible Net Worth as required in
Section 13.14 of the Loan Agreement and the corresponding Section of the Schedule thereto during periods on or after February 29, 2000 (the "Existing Default").

         E. Borrowers are now requesting FINOVA (i) to consent to the Acquisition Agreement, (ii) to consent to the Indebtedness of DFS to ACF and the security interest in favor of ACF as set forth in Recital C above, (iii) to forbear from exercising its default rights and



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remedies arising from the Existing Default, (iv) to extend the term of the Loan
Agreement, and (v) to amend and modify the Loan Agreement and other Loan Documents in certain respects.

         F. FINOVA is willing to accommodate the foregoing requests upon the terms and conditions set forth below. Each Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of FINOVA's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Consent to the Acquisition Agreement. FINOVA hereby consents to the Acquisition Agreement and agrees to release DFS and G & O from their Obligations to FINOVA and to terminate its security interests in the property of DFS and G & O; provided that the Acquisition Agreement shall have closed, and all Obligations owing to FINOVA on account of its Revolving Loans to DFS, including the outstanding principal balance thereof and all accrued but unpaid interest, fees and other charges thereon (collectively, the "DFS Obligations"), shall have been fully and finally paid and satisfied, all on or before October 28, 2000.

         2. Consent to Secured Indebtedness. FINOVA hereby consents to the Indebtedness of DFS to ACF and to the security interest of ACF in the personal property of DFS, all as set forth in Recital C above; provided that ACF shall have duly executed and delivered an Intercreditor and Subordination Agreement in form and substance satisfactory to FINOVA with respect thereto (the "ACF Subordination Agreement").

         3. Forbearance. So long as no Event of Default other than the Existing Default has occurred or hereafter occurs under the Loan Agreement or other Loan Documents, and provided that Borrowers fully and strictly perform and comply with all of the terms and provisions thereof, FINOVA shall forbear from exercising its default rights and remedies arising on account of the Existing Default until the earlier of (a) the date on which the Acquisition Agreement closes, (b) the date on which the Acquisition Agreement is terminated, or (c) October 28, 2000 (the earlier of such dates shall be referred to herein as the "DFS Maturity Date"). Except as expressly set forth in this Amendment, nothing contained herein shall be deemed a suspension or waiver of the Existing Default or any other Event of Default.

         4. Termination of the DFS Revolving Loans. Subject to FINOVA's rights of acceleration as provided in the Loan Agreement and other Loan Documents, the Revolving Loans to DFS shall terminate and all DFS Obligations shall become immediately due and payable in full in cash on the DFS Maturity Date, without notice or demand of any kind, and without any provisions for renewal.

         5. Termination of the Loan Agreement. Subject to FINOVA's rights of acceleration as provided in the Loan Agreement and other Loan Documents, the Loan Agreement shall terminate and all remaining Obligations shall become immediately due and payable in full in



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cash on May 28, 2003, without notice or demand of any kind, and without any provisions for renewal.

         6. Total Facility. With respect to Section 1.1 of the Loan Agreement and the corresponding Section of the Schedule thereto, the Total Facility for all Loans shall be Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000) until the DFS Maturity Date and Four Million Dollars ($4,000,000) thereafter.

         7. Maximum SCPI Revolving Loans. With respect to Section 1.2 of the Loan Agreement and clause (A)(b)(ii)(y) of the corresponding Section of the Schedule thereto, the Revolving Loans to SCPI shall not exceed Four Million Dollars ($4,000,000) in the aggregate outstanding at any time.

         8. Annual Renewal Fee. With respect to Section 3.1 of the Loan Agreement and the corresponding Section of the Schedule thereto regarding the Renewal Fee (and in addition to the renewal fee in the amount of $20,000 charged on or about May 28, 2000), on May 28, 2001 and each anniversary thereof so long as any Obligations remain outstanding, Borrowers shall pay FINOVA an annual renewal fee for SCPI equal to one-half of one percent (0.5%) of the amount of the Total Facility, which annual renewal fees shall be deemed fully earned when they become due and payable.

         9. Tangible Net Worth. With respect to Section 13.14 of the Loan Agreement and the corresponding Section of the Schedule thereto regarding Tangible Net Worth, SCPI shall maintain Tangible Net Worth of not less than $6,000,000 at all times.

         10. EBITDA. With respect to Section 13.14 of the Loan Agreement, the corresponding Section of the Schedule thereto regarding minimum EBITDA is hereby deleted in its entirely.

         11. Interest Coverage Ratio. With respect to Section 13.14 of the Loan Agreement, and in addition to the financial covenants contained in the remaining corresponding Sections of the Schedule thereto, SCPI shall maintain an Interest Coverage Ratio of not less than (a) 1.0 to 1 for each of the three (3) months ended May 31, 2000, the six (6) months ending August 31, 2000, the nine (9) months ending November 30, 2000 and the twelve (12) months ending February 28, 2001, and (b) 1.2 to 1 for each twelve (12) month period ending on the last day of any fiscal quarter after February 28, 2001. "Interest Coverage Ratio" for any period means the ratio of (y) SCPI's net income or loss during such period (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, plus or minus each of the following items, to the extent deducted from or added to the revenues of SCPI in the calculation of such net income or loss: (i) depreciation; (ii) amortization and other non-cash charges; and (iii) interest expense paid or accrued; and after deduction for each of the following of SCPI during such period: (A) non cash credits on account of the RAC note payable by SCPI; (B) inter-company interest income; (C) upstream advances to Oakhurst, whether in the form of loans or dividends or other distributions on SCPI's capital stock; and (D) Capital Expenditures; to (z) interest expense paid or accrued during such period.



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         12. Permitted Intercompany Transactions. With respect to Section 14 of the Loan Agreement and Paragraph (b) of the corresponding Section of the Schedule thereto regarding Permitted Intercompany Transactions, and subject to the conditions set forth in such Paragraph (b), the upstream advances to Oakhurst (as described therein) shall not exceed $550,000 in the aggregate during any fiscal year.

         13. Termination Fee. With respect to Section 16.4 of the Loan Agreement and the corresponding Section of the Schedule thereto, the Termination Fee for SCPI shall be one percent (1%) of the amount of the Total Facility if early termination occurs prior to May 28, 2001. No Termination Fee will be charged if early termination occurs on or after May 28, 2001.

         14. Support Agreement. Mark Auerbach shall be released from his obligations and liabilities to FINOVA under that certain Support Agreement dated as of March 28, 1996; provided that Maarten Hemsley shall have duly executed and delivered a Support Agreement in form and substance satisfactory to FINOVA (the "Hemsley Support Agreement").

         15. Effectiveness of this Amendment. The effectiveness of this Amendment, the consents and agreements provided herein and any extension of credit by FINOVA to Borrowers as provided by this Amendment, is subject to the fulfillment of each of the following conditions:

                  (a) Amendment. FINOVA shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to FINOVA and Borrowers.

                  (b) Authorizations. FINOVA shall have received evidence that the execution, delivery and performance by each Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

                  (c) Representations and Warranties. The Representations and Warranties set forth in the Loan Agreement must be true and correct.

                  (d) Payment of Extension Fee. Borrowers shall have paid to FINOVA an extension fee equal to Five Thousand Dollars ($5,000) in consideration of the extensions and amendments provided herein, which fee shall be deemed fully earned as of the date hereof.

                  (e) Other Required Documentation. The ACF Subordination Agreement, the Hemsley Support Agreement and all other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to FINOVA.

         16. Fees and Expenses. Each Borrower hereby confirms that pursuant to
Section 13.1 of the Loan Agreement, Borrowers shall reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Amendment, including, but not limited to, attorneys' fees.

         17. Representations and Warranties. The Borrowers, jointly and severally, represent and warrant as follows:



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                  (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment, and the performance by each Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Borrower and no other corporate proceedings on the part of such Borrower are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower hereto or thereto, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

                  (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                  (d) No Default. No event has occurred and is continuing that constitutes an Event of Default, other than the Existing Default.

         18. CHOICE OF LAW. THIS AMENDMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA, THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH BORROWER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. EACH BORROWER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 19.13 OF THE LOAN AGREEMENT FOR THE GIVING OF NOTICE. EACH BORROWERS FURTHER WAIVES ANY RIGHT THEY MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST THEM.

         19. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.



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         20. Reference to and Effect on the Loan Documents.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to FINOVA.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any FINOVA or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions in the Loan Documents are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         21. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         22. Estoppel. To induce FINOVA to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default other than the Existing Default, and no right of offset, defense, counterclaim or objection in favor of any Borrower as against FINOVA with respect to the Obligations.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]



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          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.



                                        FINOVA CAPITAL CORPORATION



                                        By: /s/ FRANK MONZO
                                           -------------------------------------
                                        Name: FRANK MONZO
                                             -----------------------------------
                                        Title: VICE PRESIDENT
                                              ----------------------------------



                                        OAKHURST COMPANY, INC.



                                        By: /s/ MAARTEN HEMSLEY
                                           -------------------------------------
                                        Name: MAARTEN HEMSLEY
                                             -----------------------------------
                                        Title: PRESIDENT
                                              ----------------------------------



                                        STEEL CITY PRODUCTS, INC.



                                        By: /s/ MAARTEN HEMSLEY
                                           -------------------------------------
                                        Name: MAARTEN HEMSLEY
                                             -----------------------------------
                                        Title: CFO
                                              ----------------------------------



                                        DOWLING'S FLEET SERVICE CO.



                                        By: /s/ MAARTEN HEMSLEY
                                           -------------------------------------
                                        Name: MAARTEN HEMSLEY
                                             -----------------------------------
                                        Title: DIRECTOR
                                              ----------------------------------




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                                        OAKHURST MANAGEMENT CORPORATION



                                        By: /s/ MAARTEN HEMSLEY
                                           -------------------------------------
                                        Name: MAARTEN HEMSLEY
                                             -----------------------------------
                                        Title: PRESIDENT
                                              ----------------------------------



                                        OAKHURST HOLDINGS, INC.



                                        By: /s/ MAARTEN HEMSLEY
                                           -------------------------------------
                                        Name: MAARTEN HEMSLEY
                                             -----------------------------------
                                        Title: PRESIDENT
                                              ----------------------------------



                                        G & O SALES COMPANY



                                        By: /s/ MAARTEN HEMSLEY
                                           -------------------------------------
                                        Name: MAARTEN HEMSLEY
                                             -----------------------------------
                                        Title: PRESIDENT
                                              ----------------------------------



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